SFT Real Estate Securities Fund

a Series of Securian Funds Trust
Class 1 or Class 2 Shares
Summary Prospectus | May 1, 2024
This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.securianfunds.com/prospectus. You can also get this information at no cost by calling (844) 208-2412 or by sending an e-mail request to policyservices@securian.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 1, 2024, are incorporated by reference into this summary prospectus and may be obtained free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks above average income and long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.27%	0.27%

Total Annual Fund Operating Expenses	0.97%	1.22%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$99	$309	$536	$1,190
Class 2	$124	$387	$670	$1,477
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33.4% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets (including any borrowings for investment purposes) will be invested in common stocks and other equity securities issued by real estate companies
A real estate company is one that (i) derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50% of its assets invested in such real estate.
Real Estate Investment Trusts (REITs) are companies that own interest in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. The Fund may invest without limit in shares of REITs. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders (other than net capital gains for each taxable year). REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment in their respective countries similar to that of U.S. REITs. The Fund retains the ability to invest in real estate companies of any market capitalization.
The Fund may invest in securities of foreign issuers which meet the same criteria for investment as domestic companies, including such investment in such companies in the form of American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), but in no event may such investments exceed more than 20% of its total assets.
In selecting securities, Cohen & Steers Capital Management, Inc. (Cohen & Steers), the Fund’s sub-adviser, adheres to a bottom-up, relative value investment process. To guide the portfolio construction process, Cohen & Steers utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net asset value (NAV), cash flow multiple/growth ratios and a dividend discount model. Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and dividend discount model estimates. Cohen & Steers’ research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength and corporate structure. Judgments with respect to risk control, geographic and property sector diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions. The Fund will not seek to achieve specific environmental, social or governance (ESG) outcomes through its portfolio of investments, nor will it pursue an overall impact or sustainable investment strategy. However, the sub-adviser will incorporate consideration of relevant ESG factors into its investment decision-making. For example, although the sub-adviser does not generally exclude investments based on ESG factors alone, when considering an investment opportunity with material exposure to carbon emissions regulation, this risk may be considered as one factor in the sub-adviser’s holistic review process.
Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲ Market Risk – Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
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▲ Real Estate Risk – the risk that the value of the Fund’s investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures.
▲  REIT/REOC-Related Risk – the risk that the value of the Fund’s equity securities issued by REITs and REOCs will be adversely affected by changes in the value of the underlying property or, for REITs, by the loss of the REIT’s favorable tax status or changes in laws and/or rules related to REIT tax status.
▲ Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲ Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.
▲ Company Risk – the risk that individual securities may be more volatile or perform differently from the overall market. This may be the result of changes in specific factors such as profitability or investor perceptions, or a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.
▲ Small Company Risk – Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.
▲ Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
▲ Management Risk – the risk that the Fund’s performance is primarily dependent on the investment adviser’s or investment sub-adviser’s skill in evaluating and managing the Fund’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲ Active Management Risk – The Fund is subject to the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲ Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund concentrates its investments in the real estate and real estate related industry.
▲ Limited Universe Risk – the risk that an investment in the Fund may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers.
▲ Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In
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addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲ Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲ Interest Rate Risk – the risk that the value of a debt security or fixed income obligation, and in some cases equity securities such as equity REITS, will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲ Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole.
▲ Investment Strategy Risk – the risk that, if the portfolio managers' investment decisions and strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends on the portfolio managers' judgement about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio managers' investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in the Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by the Fund will allow the Fund to achieve its investment objective.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future It also reflects the performance of Securian Asset Management, Inc. (Securian AM)
Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter
4Q '23 | 16.52%
Worst Quarter
1Q '20 | -21.53%
(a)
The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.
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Average Annual Total Return
(for periods ending December 31, 2023)

	1 Year	5 Years	10 Years
Real Estate Securities Fund — Class 1 (inception 2/11/08)	12.22%	7.82%	7.71%
Real Estate Securities Fund — Class 2	11.94%	7.55%	7.44%
FTSE NAREIT All Equity REITs Index (1) (reflects no deduction for fees, expenses or taxes)	11.36%	7.59%	7.95%
(1) The FTSE NAREIT All Equity REITs Index is the benchmark beginning 8/1/2022 and thereafter. The FTSE NAREIT All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.
Management
The Fund is advised by Securian Asset Management, Inc. and sub-advised by Cohen & Steers. The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
Jon Cheigh Chief Investment Officer, Executive Vice President and Portfolio Manager Cohen & Steers	August 1, 2022
Jason A. Yablon Executive Vice President and Portfolio Manager Cohen & Steers	August 1, 2022
Mathew Kirschner, CFA Senior Vice President and Portfolio Manager Cohen & Steers	August 1, 2022
Ji Zhang Senior Vice President and Portfolio Manager Cohen & Steers	January 1, 2024
Purchase and Sale of Fund Shares
Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for detail.
Taxes
For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life Insurance Company (Minnesota Life) or other participating life insurance companies, please see the appropriate prospectus for those contracts.
Payments to Broker-Dealers and Other Financial Intermediaries
When you purchase Fund shares through a life insurance company in connection with its variable annuity contracts or variable life insurance policies, or through another financial intermediary such as a broker-dealer that sells variable annuity contracts or variable life insurance policies, the Fund or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the life insurance company or broker-dealer to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
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